Exhibit 10.18

EXCHANGE AGREEMENT

This EXCHANGE AGREEMENT (this “Agreement”) is made and entered into effective as of [•], by and between PAXMEDICA, INC., a Delaware corporation (the “Company”) and [•] (the “Holder”).

W I T N E S S E T H :

WHEREAS, the Holder is the holder of [●] shares of preferred stock of the Company (the “Holder Preferred”);

WHEREAS, the Holder is willing to accept the Securities (as defined in this Agreement) (the “Exchange”) in exchange for the Holder Preferred pursuant to the terms of this Agreement;

WHEREAS, the Exchange is being made in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act.

WHEREAS, the Company and the Holder desire to enter into this Agreement to evidence and set forth the terms of the Exchange; and

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto, being duly sworn, do covenant, agree and certify as follows:

1.       Recitals. The parties hereto acknowledge and agree that the foregoing recitals are true and accurate and constitute part of this Agreement to the same extent as if contained in the body hereof.

2.       Definitions. In addition to the terms defined elsewhere in this Agreement: the following terms have the meanings set forth in this Section 2:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the board of directors of the Company.

“Common Stock” means the common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Registration Statement” means that certain Registration Statement of the Company (Reg. No. 333-239676) on Form S-1 initially filed with the SEC on July 2, 2020.

“Securities” has the meaning set forth in the Preamble of this Agreement.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

3.       Exchange and Satisfaction. Effective immediately prior the effectiveness of the Registration Statement, the Holder Preferred shall automatically be surrendered in the entirety by the Holder and exchanged for [•] shares of Common Stock (the “Securities”) pursuant to the terms of this Agreement. Notwithstanding anything to the contrary herein, if the Registration Statement is not declared effective by [•], this Agreement shall be null and void and of no further force or effect.

4.       Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to Holder:

(a)               Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith or therewith. This Agreement have been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of Holders’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)               Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The shares of Common Stock underlying the Securities (if any), when issued in accordance with the terms of the Securities, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer required by law. The Holder’s holding period with respect to such Securities and the Common Stock underlying the Securities shall tack back to the original acquisition date of the Holder Preferred pursuant to Section 3(a)(9) of the Securities Act.

5.       Representations and Warranties of the Holder. Holder hereby represents and warrants to the Company as follows:

(a)       Holder’s Status. At the time the Holder was offered the Securities, it was, and as of the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act.

(b)       Experience of Holder. Holder, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Holder is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

8.       Further Assurances. The Holder shall hereafter, without further consideration, execute and deliver promptly to the Company such further consents, waivers, assignments, endorsements and other documents and instruments, and to take all such further actions, as the Company may from time to time reasonably request with respect to the Exchange and the consummation in full thereof. The Company shall hereafter, without further consideration, execute and deliver promptly to the Holder such further consents, waivers, assignments, endorsements and other documents and instruments, and to take all such further actions, as the Holder may from time to time reasonably request with respect to the Exchange and the consummation in full thereof.

9.       Successors and Assigns. This Agreement is binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns, provided, however, that any assignment of the rights and benefits hereunder by the Company must be agreed to in a signed writing by the Holder.

10.       Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument.

11.       Governing Law; Jurisdiction. This Agreement and its validity, construction and performance shall be governed in all respects by the laws of the State of Delaware, applicable to agreements to be performed wholly within the State of Delaware. The Company and the Holder hereby irrevocably consent and submit to the exclusive jurisdiction of any federal or state court located within the State of Delaware over any dispute arising out of or relating to this Agreement and each party hereby irrevocably agrees that all claims in respect of such dispute or any legal action related thereto may be heard and determined in such courts. Each of the Company and the Holder hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute.

12.       Notice. Any notice or other communication given hereunder shall be deemed sufficient if in writing and hand delivered or sent by certified mail (return receipt requested, postage prepaid), or overnight mail or courier, to such address(es) identified in such party’s filings with its respective state of incorporation or formation. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

[signature page to follow]

IN WITNESS WHEREOF, the parties hereto have affixed their hands and seals by signing this Agreement as of the day and year first above written.

Company:

PAXMEDICA, INC.

By:
Name:
Title:

Holder:

Name:

4